EXHIBIT 99.1

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED: NOVEMBER 30, 2009

IN RE:	:	CASE NO.:	09-08254 (SWD)
	:	Chapter 11
AURORA OIL & GAS CORPORATION,	:	Judge:	Honorable Scott W. Dales
Debtor.	:

As debtor in possession, I affirm:

1.           That I have reviewed the financial statements attached hereto, consisting of:

X	Operating Statement	(Form 2)
X	Balance Sheet	(Form 3)
X	Summary of Operations	(Form 4)
X	Monthly Cash Statement	(Form 5)
X	Statement of Compensation	(Form 6)
X	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated.

2.           That the insurance, including workers’ compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements for Chapter 11 Cases is in effect.  (If not, attach a written explanation.)
YES       X                  NO _____

3.           That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.  (If not, attach a written explanation.)
YES       X                  NO _____

4.           No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.  (If not, attached a written explanation.)
YES       X                  NO _____

5.           All United States Trustee Quarterly fees have been paid and are current.
YES       X                  NO _____

6.           Have you filed your prepetition tax returns.  (If not, attach a written explanation.)
YES       X                  NO _____

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: December 18, 2009	/s/ Sanford R. Edlein
Debtor in Possession

	Chief Restructuring Officer	(231) 941-0073
	Title	Phone

FORM 1

AURORA OIL & GAS CORPORATION (THE “COMPANY”)
EXPLANATORY NOTES TO THE MONTHLY OPERATING REPORT
DATED AS OF NOVEMBER 30, 2009

1.
This Monthly Operating Report (“MOR”) has been signed by the Company’s Chief Restructuring Officer, Sanford R. Edlein.  The MOR was prepared by the Company’s staff with management oversight.  Mr. Edlein does not have personal knowledge of every item identified in the MOR and has relied upon the work of Company management.  In reviewing and signing the MOR, Mr. Edlein has relied upon the accuracy and integrity of the Company’s books and records, and it is possible that further review thereof may require amendment of the MOR.

2.
This MOR is preliminary and unaudited and reflects results for the twelve days ended July 12, 2009 (pre-petition), nineteen days ended July 31, 2009 (post-petition), one month ended July 31, 2009, August 31, 2009, September 30, 2009 and October 31, 2009, and one and eleven months ended November 30, 2009 and balances as of July 12, 2009 (filing date), July 31, 2009, August 31, 2009, September 30, 2009, October 31, 2009 and November 30, 2009.  This MOR should be read together and concurrently with the Company’s first quarter 2009 Form 10-Q that was filed with the Securities and Exchange Commission (“SEC”) on May 8, 2009 and the Company’s Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 13, 2009 for a comprehensive description of our current financial condition and operating results. This MOR should also be read together and concurrently with Forms 8-K filed with the SEC during 2009.  This MOR is being provided to the Bankruptcy Court and the U.S. Trustee.

3.
This MOR is unaudited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future.  This MOR includes the results of the ceiling test write-down during first quarter 2009, the reclassification of mortgage payable to current as a result of a default that occurred due to the Company’s chapter 11 bankruptcy filing and an increase to the ARO liability during September 2009 in the approximate amount of $3.1 million as a result of changes in estimate due to timing and anticipated abandonment costs.  Results for this period as presented in the MOR are not necessarily indicative of the actual results for the period if all such matters were allocated to all periods in the quarter or year.  Accordingly, each period reported in the MOR should not be viewed on a stand-alone basis, but rather in the context of previously reported financial results, including the Company’s SEC filings.

4.
This MOR is presented in a format providing information required under local rules and incorporating measurements used for internal operating purposes, rather than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

5.	This MOR is presented on a stand alone basis for the Company and does not include any subsidiary activity. Therefore, intercompany balances have not been eliminated.

The Company’s subsidiaries are as follows:

Aurora Operating, LLC ("AOP") is a limited liability company engaged primarily in oil and gas development.  AOP holds certain developed oil and gas properties in the New Albany Shale project.  The Company owns 71% of AOP.

Indiana Royalty Trustory, LLC ("IRT") is a limited liability company engaged primarily in investments in royalties and other financial instruments.  The Company holds a 51% interest in IRT.

Hudson Pipeline & Processing Co., LLC ("HPPC") is a limited liability company that owns and operates various pipelines and processing facilities located in Hudson Township area of the Michigan Antrim play.  The Company holds a 96.1% interest in HPPC.

Celebration Mining ("CMC") is a wholly-owned subsidiary of the Company that owns a 25% interest in a silver mine located in Utah.  No production has occurred from the mine since the 1930’s.  Activity in CMC primarily relates to general and administrative expenses associated with the marketability of the company for sale and compliance with various federal and state requirements.

Bach Services & Manufacturing Co., LLC ("BSM") was sold on June 10, 2009.  BSM was a limited liability company which provided oil and gas field services and construction services related to building pipelines, compressor packages, and processing facilities to various oil and gas companies principally in the Michigan Antrim play.  The Company owned 100% of BSM.

CASE NAME:  Aurora Oil & Gas Corporation
CASE NUMBER:  09-08254 (SWD)

OPERATING STATEMENTS
	PERIOD		PERIOD
	07/01/09 -		07/13/09 -		MONTH		MONTH	MONTH	MONTH		MONTH	YTD	MONTH
	07/12/09		07/31/09		Jul-09		Aug-09	Sep-09	Oct-09		Nov-09	Nov-09	Dec-09
REVENUES:
Oil and natural gas sales	$363,720		$578,008		$941,728		$856,678	$780,401	$913,870		$1,024,858	$10,340,379
Pipeline transportation and marketing	2,805		4,551		7,356		7,568	7,501	7,485		6,853	80,966
Interest and other	39,330	(1)	62,334		101,664		99,333	96,118	99,558		96,872	1,251,367
Total revenues	405,855		644,893		1,050,748		963,579	884,020	1,020,913		1,128,583	11,672,712	-
EXPENSES:
Production taxes	11,348		18,029		29,377		24,060	21,912	26,460		34,427	318,660
Production and lease operating expense	312,982		486,401		799,383		834,907	834,902	735,639		892,417	9,084,954
General and administrative expense	1,117,559	(2)	689,985		1,807,544	(3)	1,621,813 (4)	1,295,505 (5)	1,257,376	(6)	1,041,928 (7)	12,226,181 (7)
Oil and natural gas depletion and amortization	54,587		90,114		144,701		155,338	157,604	172,045		157,698	1,639,825
Other assets depreciation and amortization	7,590		12,017		19,607		19,607	19,607	19,607		19,607	236,868
Interest expense	435,346		686,449		1,121,795		1,136,267	1,136,267	1,272,728	(8)	1,151,019	11,186,385 (8)
Ceiling write-down of oil and gas properties	-		-		-		-	-	-		-	53,639,522
Taxes (refunds), other	2,403		3,232		5,635		11,431	11,209	11,481		11,431	(16,864)
Total expenses	1,941,815		1,986,227		3,928,042		3,803,423	3,477,006	3,495,336		3,308,527	88,315,531	-
NET LOSS INCOME FROM
CONTINUING OPERATIONS	(1,535,960)		(1,341,334)		(2,877,294)		(2,839,844)	(2,592,986)	(2,474,423)		(2,179,944)	(76,642,819)	-
DISCONTINUED OPERATIONS:
Operating loss	-		(6,500)		(6,500)		-	-	-		-	(287,285)
Loss on disposal	-		-		-		-	-	-		-	(1,434,858)
Loss from discontinued operations	-		(6,500)		(6,500)		-	-	-		-	(1,722,143)	-
NET LOSS AFTER DISCONTINUED
OPERATIONS ATTRIBUTABLE TO
AURORA COMMON SHAREHOLDERS	$(1,535,960)		$(1,347,834	) (9)	$(2,883,794	) (9)	$(2,839,844)	$(2,592,986)	$(2,474,423)		$(2,179,944)	$(78,364,962)	$-

(1) - Amount was reduced by $63,033 from the informal report submitted to the U.S. Trustee in August 2009 to properly account for activity during the period of July 1, 2009 - July 12, 2009.

(2) - One time write-offs in the amount of $0.4 million related to inventory and processing assets was recorded as general and administrative expense during the period. This balance also includes a severance payment in the amount of $0.1 million (including applicable payroll taxes) to William Deneau, former CEO.

(3) - For the one month ended July 31, 2009 approximately $1.0 million was incurred for restructuring/debt services and bankruptcy legal and consulting services.  Of the $1.0 million, $0.5 was incurred on behalf of the creditors.

(4) - For the one month ended August 31, 2009 approximately $1.4 million was incurred for restructuring/debt services and bankruptcy legal and consulting services.  Of the $1.4 million, $0.5 was incurred on behalf of the creditors.

(5) - For the one month ended September 30, 2009 approximately $1.0 million was incurred for restructuring/debt services and bankruptcy legal and consulting services.  Of the $1.0 million, $0.4 million was incurred on behalf of the creditors.

(6) - For the one month ended October 31, 2009 approximately $1.0 million was incurred for restructuring/debt services and bankruptcy legal and consulting services.  Of the $1.0 million, $0.5 million was incurred on behalf of the creditors.

(7) - For the one and eleven months ended November 30, 2009 approximately $0.9 million and $7.7 million, respectively was incurred for restructuring/debt services and bankruptcy legal and consulting services.  Of the $0.9 million and $7.7 million, $0.5 million and $3.7 million, respectively was incurred on behalf of the creditors.

(8) - For the one month ended October 31, 2009 and eleven months ended November 30, 2009 approximately $0.1 million of DIP finacing fees are included in interest expense.  The Company continues to accrue interest charges for the senior secured credit facility and second lien term loan based on default rates.

(9) - Net loss after discontinued operations attributable to Aurora common shareholders was reduced for the period July 13, 2009 - July 31, 2009 and for the month ended July 31, 2009 from the September 10, 2009 Form 8-K filing by $5,298 as a result of eliminating noncontrolling interest activity to properly reflect Aurora Oil & Gas Corporation on a stand-alone basis.

FORM 2

CASE NAME:  Aurora Oil & Gas Corporation
CASE NUMBER:  09-08254 (SWD)

BALANCE SHEETS
	Filing Date		AS OF		AS OF		AS OF		AS OF		AS OF		AS OF
	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09		12/31/09
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,340,664		$2,334,119		$1,768,209	(1)	$747,695		$71,011		$563,791
Restricted cash	-		-		-		-		251,650	(2)	253,174	(2)
Short-term investments	659,317		659,944		507,090	(1)	422,874	(3)	322,029	(3)	322,029	(3)
Accounts receivable:
Oil and natural gas sales	1,173,079		1,311,732		1,511,393		1,626,102		1,982,979		1,706,559
Joint interest owners	447,577		385,093		1,075,766		1,111,577		1,225,037		1,188,872
Intercompany	693,998	(5)	591,283	(5)	622,470	(5)	627,190	(5)	541,323	(5)	537,011	(5)
Note receivable - related party	132,181	(6)	132,181	(6)	132,181	(6)	132,181	(6)	132,181	(6)	132,181	(6)
Materials inventory	632,067		608,812		607,304		592,663		595,007		592,385
Prepaid expenses and other current assets	1,604,088		1,544,735		1,331,633		1,207,150		1,178,830		1,108,416
Total current assets	7,682,971		7,567,899		7,556,046		6,467,432		6,300,047		6,404,418		-
PROPERTY AND EQUIPMENT:
Land	264,022		264,022		264,022		264,022		264,022		264,022
Oil and natural gas properties, using full cost accounting:
Proved properties	38,804,426		39,262,183		41,381,218		40,110,459		42,549,967		42,572,154
Unproved properties	46,917,195		46,434,323		43,618,492		47,993,038		45,552,419		45,590,595
Less: accumulated depletion and amortization	(20,650,771)		(20,740,885)		(20,896,224)		(21,053,827)		(21,225,872)		(21,383,570)
Total oil and natural gas properties, net	65,070,850		64,955,621		64,103,486		67,049,670		66,876,514		66,779,179		-
Other property and equipment:
Other property and equipment	4,144,541		4,144,541		4,144,541		4,144,541		4,144,541		4,144,541
Less: accumulated depreciation	(791,242)		(803,259)		(822,866)		(842,473)		(862,080)		(881,687)
Total other property and equipment, net	3,353,299		3,341,282		3,321,675		3,302,068		3,282,461		3,262,854		-
Total property and equipment, net	68,688,171		68,560,925		67,689,183		70,615,760		70,422,997		70,306,055		-
OTHER ASSETS:
Note receivable	11,830,385		11,830,385		11,830,385		11,830,385		11,830,385		11,830,385
Debt issuance costs (7)	952,560		927,084		885,519		845,494		804,388		763,952
Other	8,630,764		8,630,767		8,634,258		8,542,920		8,542,735		8,542,739
Total other assets	21,413,709		21,388,236		21,350,162		21,218,799		21,177,508		21,137,076		-
TOTAL ASSETS	$97,784,851	(8)	$97,517,060	(8)	$96,595,391		$98,301,991		$97,900,552		$97,847,549		$-

FORM 3

CASE NAME:  Aurora Oil & Gas Corporation
CASE NUMBER:  09-08254 (SWD)

BALANCE SHEETS

	Filing Date		AS OF		AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09		07/31/09		08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$2,436,489	(4)	$3,018,016		$3,860,813	$4,122,424	$4,068,740	$4,162,539
Accrued interest	5,223,127		5,713,545		6,307,706	7,345,805	8,420,021	8,990,408
Note payable - related party	1,040,000	(9)	1,040,000	(9)	1,040,000 (9)	1,040,000 (9)	1,040,000 (9)	1,040,000 (9)
Current portion of DIP financing	-		-		-	-	1,100,000	2,100,000
Current portion of asset retirement obligation	-		-		-	583,266	587,187	589,609
Current portion of mortgage payable	2,568,685		2,568,685		2,568,685	2,568,685	2,568,685	2,568,685
Senior secured credit facility	72,021,446		72,021,446		72,021,446	72,021,446	72,021,446	72,021,446
Second lien term loan	51,871,073		51,871,073		52,345,117	52,345,117	52,345,117	52,813,315
Total current liabilities	135,160,820		136,232,765		138,143,767	140,026,743	142,151,196	144,286,002	-
LONG-TERM LIABILITIES:
Asset retirement obligation	1,737,409		1,746,968		1,756,527	4,175,523	4,126,440	4,120,961
Other long-term liabilities	419,336		417,875		415,489	413,103	410,717	408,331
Total long-term liabilities	2,156,745		2,164,843		2,172,016	4,588,626	4,537,157	4,529,292	-
Total liabilities	137,317,565		138,397,608		140,315,783	144,615,369	146,688,353	148,815,294	-
(DEFICIT) EQUITY
Shareholders’ (deficit) equity:
Common stock, $0.01 par value	1,032,828		1,032,828		1,032,828	1,032,828	1,032,828	1,032,828
Additional paid-in capital	142,685,964		142,685,964		142,685,964	142,685,964	142,685,964	142,685,964
Accumulated deficit	(183,251,506	) (4)	(184,599,340)		(187,439,184)	(190,032,170)	(192,506,593)	(194,686,537)
Total shareholders’ (deficit) equity	(39,532,714)		(40,880,548)		(43,720,392)	(46,313,378)	(48,787,801)	(50,967,745)	-
TOTAL LIABILITIES AND (DEFICIT) EQUITY	$97,784,851	(8)	$97,517,060	(8)	$96,595,391	$98,301,991	$97,900,552	$97,847,549	$-

(1) - Cash and cash equivalents reduced and short-term investments increased by $97,146 from the September 22, 2009 Form 8-K filing to properly state the amount held by the Primary Reserve Fund.

(2) - Amount represents cash restricted at Northwestern Bank for collateral on letters of credit.  Restricted cash exisited in prior months and was separated during October 2009.

(3) - Amount is net of an $84,000 allowance recorded during September 2009 due to Northwestern Bank informing management that the Primary Reserve Fund likely will not make distributions to cover the balance in full.

(4) - Joint interest owner account receivables, accounts payable and accrued liabilities, and accumulated deficit were reduced by $2,747, $108,023 and $105,276, respectively from the informal report submitted to the U.S. Trustee in September 2009 as a result of adjustments to estimated accrued liabilities and to properly account for interest income activity during the period July 1, 2009 - July 12, 2009.

(5) - Amounts represent intercompany receivables from AOP, IRT, HPPC and CMC as defined in the "Explanatory Notes to the Monthly Operating Report" accompanying this MOR.

(6) - Amount represents note receivable from Indiana Royalty Trustory, LLC which AOG holds a 51% interest and is recorded at the gross amount.

(7) - Balance is net of accumulated amortization of $1,105,178, $1,130,654, $1,172,219, $1,212,244, $1,253,349 and $1,293,785 as of July 12, 2009, July 31, 2009, August 31, 2009, September 30, 2009,  October 31, 2009 and November 30, 2009, respectively.

(8) - Total assets and total liabilities and (deficit) equity were reduced at July 12, 2009 and July 31, 2009 from the September 10, 2009 Form 8-K filing by $218,017 and $223,315, respectively as a result of eliminating noncontrolling interest activity to properly reflect Aurora Oil & Gas Corporation on a stand-alone basis.

(9) - Amount represents note payable to Aurora Operating, LLC which AOG holds a 71% interest and is recorded at the gross amount.

FORM 3

CASE NAME:  Aurora Oil & Gas Corporation
CASE NUMBER:  09-08254 (SWD)

SUMMARY OF OPERATIONS

SCHEDULE OF POST-PETITION TAXES PAYABLE
	Filing Date		AS OF		AS OF		AS OF		AS OF		AS OF		AS OF
	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09		12/31/09

INCOME TAXES WITHHELD:
Federal	$-		$-		$-		$-		$-		$-
State	-		-		-		-		-		-
Local	-		-		-		-		-		-
FICA WITHHELD	-		-		-		-		-		-
EMPLOYERS FICA	-		-		-		-		-		-
UNEMPLOYMENT TAX:
Federal	-		-		-		-		-		-
State	-		-		-		-		-		-
SEVERANCE TAXES	5,924		-		8,930		-		-		-
PROPERTY TAXES	234,033		234,033		-	(1)	-		-		-
STATE INCOME TAXES	600		600		600		600		600		600
WORKERS' COMPENSATION	-		-		-		-		-		-
TOTAL POST-PETITION TAXES PAYABLE	$240,557		$234,633		$9,530		$600		$600		$600		$-

Note: Payroll was paid on November 30, 2009 and therefore no accrual exists at November 30, 2009.

AGING OF ACCOUNTS RECEIVABLE
	AGED AS OF		AS OF		AS OF		AS OF		AS OF		AS OF		AS OF
DAYS	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09		12/31/09
0-29 Days	$859,964		$834,840		$1,463,779	(2)	$596,843		$740,082		$858,688
30-59 Days	458,658		357,127		310,849	(2)	1,098,059		296,496		371,392
60-89 Days	114,002		35,509		159,172	(2)	140,524		999,791		212,771
90+ Days	81,102		359,574		545,988	(2)	794,560		1,058,330	(9)	1,376,959	(9)
Other	106,930	(3)	109,775	(4)	107,371	(5)	107,693	(6)	113,317	(7)	75,621	(8)
TOTAL	$1,620,656		$1,696,825		$2,587,159		$2,737,679		$3,208,016		$2,895,431		$-

AGING OF ACCOUNTS PAYABLE
	AGED AS OF		AS OF		AS OF		AS OF		AS OF		AS OF		AS OF
DAYS	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09		12/31/09
0-29 Days	$962,389		$1,053,005		$1,541,688	(1)	$1,928,255		$1,757,424		$1,706,771
30-59 Days	286,518		665,569		259,486		241,896		352,280		531,716
60-89 Days	1,576		300		-		128,990		53,499		13,536
90+ Days	-		-		46,486		-		-		-
TOTAL	$1,250,483		$1,718,874		$1,847,660		$2,299,141		$2,163,203		$2,252,023		$-

Note:  This form does not include intercompany accounts receivable.

(1) - Property taxes payable in the amount of $234,033 were transferred from accruals to accounts payable as of 8/31/09.

(2) - Amounts were adjusted from the September 22, 2009 Form 8-K filing to include revenue receivable balances.

(3) - Amount relates to $58,087 of note receivable interest, $41,537 of Bach insurance premiums and $7,306 of COBRA and unbilled LOE/property tax charges from joint partners.

(4) - Amount relates to $59,494 of note receivable interest, $41,537 of Bach insurance premiums and $8,744 of COBRA and unbilled LOE charges from joint partners.

(5) - Amount relates to $61,800 of note receivable interest, $41,537 of Bach insurance premiums and $4,034 of COBRA and unbilled LOE charges from joint partners.

(6) - Amount relates to $64,063 of note receivable interest, $41,537 of Bach insurance premiums and $2,093 of COBRA and unbilled LOE charges from joint partners.

(7) - Amount relates to $66,584 of note receivable interest, $39,560 of Bach insurance premiums and $7,173 of COBRA and unbilled LOE charges from joint partners.

(8) - Amount relates to $68,860 of note receivable interest and $6,761 of COBRA and unbilled LOE charges from joint partners.

(9) - Amount primarily represents past due revenue receivable amounts from non-operators prior to any settlement.

FORM 4

BANK RECONCILIATION AND CASH ACTIVITY REPORT
Month Ended November 30, 2009

CASE NAME:  Aurora Oil & Gas Corporation
CASE NUMBER:  09-08254 (SWD)

	Bank: Purpose (Type):	Northwestern Bank Concentration Account	JPMorgan Chase Operating Account (DIP)	JPMorgan Chase Disbursement Account (DIP)	Charles Schwab & Co. Investment Account	Northwestern Bank Money Market (Collateral for LC)	Northwestern Bank General Account (Collateral for LC)	TOTAL***

	Bank Balance (11/30/09)	$4,340	$548,022	$92,463	$10,534	$250,225	$410,843	$1,316,427

	Add: Deposits in Transit	-	-	-	-	-	-	-

	Subtract: Outstanding Checks	(1,391)	-	(92,542)	-	-	-	(93,933)

	Adjusted Bank Balance (11/30/09)	$2,949	$548,022	$(79)	$10,534	$250,225	$410,843	$1,222,494

Cash Activity Report

A	Beginning Book Balance (10/31/09)	$2,971	$55,146	$250	$10,533	$250,233	$410,610	$729,744

B	Receipts	-	1,843,661	-	1	225	-	1,843,887

C	Transfers In (from other accounts)	-	121	405,070	-	-	233	405,423

D	Balance Available	2,971	1,898,928	405,320	10,534	250,458	410,843	2,979,054

E	Disbursements	(23)	(945,836)	(405,278)	-	-	-	(1,351,136)

F	Transfers Out	-	(405,070)	(121)	-	(233)	-	(405,423)

G	Ending Book Balance (11/30/09)	$2,949	$548,022	$(79)	$10,534	$250,225	$410,843	$1,222,494

* A sweep account at Northwestern Bank is associated with this operating account.  Effective July 20, 2009, the sweep account was closed.  Also, a zero-balance account for disbursement is associated with this operating account.  The presentation of this account in the reconciliation and cash activity is consolidated for these associated accounts.

** A predecessor account at JPMorgan Chase was established prior to the petition date of 7/12/09, in anticipation of the filing.  A minimal amount of activity occurred prior to the filing date, after which the account was closed/merged into the new JPMorgan Chase DIP account.  The presentation of this account in the reconciliation and cash activity is consolidated for these accounts.

*** The Company's Balance Sheet assumes an $84,000 writeoff of the cash held in the Primary Reserve account(s).  As a result, the cash presented in the financial statements are $84,000 less (ultimately, $84,500 when petty cash is included) than is presented in this reconciliation and activity report.

Other Monies on Hand

Aurora keeps $500 in petty cash on hand.

Cash Receipts and Disbursements Detail	TOTAL

Receipts
Operations	672,111
Other Receipts	171,776
DIP Financing	1,000,000
Total Receipts	$1,843,887

Disbursements
Operations	226,428
CapEx	39,213
SG&A	218,783
Lenders fees	-
Debt Service	22,242
Restructuring fees	802,401
Changes in working capital	(12,200)
Royalties and Other	54,269
Total Disbursements	$1,351,136

Note: Certain minor differences may occur due to rounding.

FORM 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Richard Deneau		Capacity:		Shareholder
Officer
				X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:					November 2009

-

Current Benefits Paid:					November 2009

	Health Insurance				N/A

	Life Insurance				N/A

	Retirement				N/A

	Company Vehicle				N/A

	Travel				-

	Other Benefits				N/A

	Total Benefits				-

Current Other Payments Paid:					November 2009

	Rent Paid				N/A

	Loans				N/A

	Other - Consulting Fees				-

	Other - Consulting Travel				-

	Other - Retainer				2,083.33

	Total Other Payments				2,083.33

CURRENT TOTAL OF ALL PAYMENTS:					November 2009

2,083.33

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Wayne Schaeffer		Capacity:		Shareholder
Officer
				X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:					November 2009

335.00

Current Benefits Paid:					November 2009

	Health Insurance				N/A

	Life Insurance				N/A

	Retirement				N/A

	Company Vehicle				N/A

	Travel				-

	Other Benefits				N/A

	Total Benefits				-

Current Other Payments Paid:					November 2009

	Rent Paid				N/A

	Loans				N/A

	Other - Retainer				2,083.33

	Other (Describe)				-

	Other (Describe)				-

	Total Other Payments				2,083.33

CURRENT TOTAL OF ALL PAYMENTS:					November 2009

2,418.33

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Gary J. Myles		Capacity:		Shareholder
Officer
				X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:					November 2009

1,062.50

Current Benefits Paid:					November 2009

	Health Insurance				N/A

	Life Insurance				N/A

	Retirement				N/A

	Company Vehicle				N/A

	Travel				-

	Other Benefits				N/A

	Total Benefits				-

Current Other Payments Paid:					November 2009

	Rent Paid				N/A

	Loans				N/A

	Other - Retainer				2,083.33

	Other (Describe)				-

	Other (Describe)				-

	Total Other Payments				2,083.33

CURRENT TOTAL OF ALL PAYMENTS:					November 2009

3,145.83

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Kevin Stulp		Capacity:		Shareholder
Officer
				X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:					November 2009

-

Current Benefits Paid:					November 2009

	Health Insurance				N/A

	Life Insurance				N/A

	Retirement				N/A

	Company Vehicle				N/A

	Travel				-

	Other Benefits				N/A

	Total Benefits				-

Current Other Payments Paid:					November 2009

	Rent Paid				N/A

	Loans				N/A

	Other - Retainer				2,083.33

	Other (Describe)				-

	Other (Describe)				-

	Total Other Payments				2,083.33

CURRENT TOTAL OF ALL PAYMENTS:					November 2009

2,083.33

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Earl Young		Capacity:		Shareholder
Officer
				X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:					November 2009

1,375.00

Current Benefits Paid:					November 2009

	Health Insurance				N/A

	Life Insurance				N/A

	Retirement				N/A

	Company Vehicle				N/A

	Travel				-

	Other Benefits				N/A

	Total Benefits				-

Current Other Payments Paid:					November 2009

	Rent Paid				N/A

	Loans				N/A

	Other - Retainer				2,083.33

	Other (Describe)				-

	Other (Describe)				-

	Total Other Payments				2,083.33

CURRENT TOTAL OF ALL PAYMENTS:					November 2009

3,458.33

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	John E. McDevitt		Capacity:		Shareholder
Officer
				X	Director
Insider

Detailed Description of Duties:

Current Compensation Paid:					November 2009

-

Current Benefits Paid:					November 2009

	Health Insurance				N/A

	Life Insurance				N/A

	Retirement				N/A

	Company Vehicle				N/A

	Travel				-

	Other Benefits				N/A

	Total Benefits				-

Current Other Payments Paid:					November 2009

	Rent Paid				N/A

	Loans				N/A

	Other - Retainer				2,083.33

	Other (Describe)				-

	Other (Describe)				-

	Total Other Payments				2,083.33

CURRENT TOTAL OF ALL PAYMENTS:					November 2009

2,083.33

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	David Deneau		Capacity:		Shareholder
Officer
Director
				X	Insider

Detailed Description of Duties:

Current Compensation Paid:					November 2009

6,000.00

Current Benefits Paid:					Total Month

	Health Insurance				998.46

	Life Insurance				N/A

	Retirement 401(k)				N/A

	Company Vehicle				N/A

	Travel				N/A

	Other Benefits				-
	Co. Share FICA & Medic				459.00

	Total Benefits				1,457.46

Current Other Payments Paid:					Total Month

	Rent Paid				N/A

	Loans				N/A

	Other - (Describe)				-

	Other (Describe)				-

	Other (Describe)				-

	Total Other Payments				-

CURRENT TOTAL OF ALL PAYMENTS:					Total Month

$7,457.46

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Jeffrey Deneau		Capacity:		Shareholder
				X	Officer
Director
				X	Insider

Detailed Description of Duties:
Investor Relations Officer and Treasurer

Current Compensation Paid:					November 2009

10,000.00

Current Benefits Paid:					Total Month

	Health Insurance				998.46

	Life Insurance				N/A

	Retirement 401(k)				N/A

	Company Vehicle				N/A

	Travel				N/A

	Other Benefits				-
	Co. Share FICA & Medic				137.75

	Total Benefits				1,136.21

Current Other Payments Paid:					Total Month

	Rent Paid				N/A

	Loans				N/A

	Other: 11/18/09 Expense Report				149.68
Lunch Meeting/DTCC
	Other: 11/18/09 Expense Report				2.75
Mileage
	Other (Describe)				-

	Total Other Payments				152.43

CURRENT TOTAL OF ALL PAYMENTS:					Total Month

$11,288.64

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	John Hunter		Capacity:		Shareholder
				X	Officer
Director
				X	Insider

Detailed Description of Duties:
Vice President of Exploration and Production

Current Compensation Paid:					November 2009

	Resumption of Base Salary as of 10/1/09				11,000.00

Current Benefits Paid:					Total Month

	Health Insurance				998.46

	Life Insurance				N/A

	Retirement 401(k)				N/A

	Company Vehicle				N/A

	Travel				N/A

	Other Benefits				2,500.00
	Co. Share FICA & Medic				190.39

	Total Benefits				3,688.85

Current Other Payments Paid:					Total Month

	Rent Paid				N/A

	Loans				N/A

	Other- 11/12/09 Expense Report				125.16
	Cell Phone Charges				140.00
	Other: Carried Working Interest				-
Under Venator Energy LLC, John Hunter has a balance due to AOG of $206,247.03 as of 11/30/09
	Other: JIB'd Working Interest				-
Under Venator Energy LLC, John Hunter has a balance due to AOG of $387.54 as of 11/30/09
	Total Other Payments				265.16

CURRENT TOTAL OF ALL PAYMENTS:					Total Month

$ 14,954.01

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	Barbara Lawson		Capacity:		Shareholder
				X	Officer
Director
				X	Insider

Detailed Description of Duties:
Chief Financial Officer

Current Compensation Paid:					November 2009

	Resumption of re-negotiated Base Salary as of 10/1/09				15,416.68

Current Benefits Paid:					Total Month

	Health Insurance				830.59

	Life Insurance				N/A

	Retirement 401(k)				N/A

	Company Vehicle				N/A

	Travel				N/A

	Other Benefits				-
	Co. Share FICA & Medic				219.28

	Total Benefits				1,049.87

Current Other Payments Paid:					Total Month

	Rent Paid				N/A

	Loans				N/A

	Other - (Describe)				-

	Other (Describe)				-

	Other (Describe)				-

	Total Other Payments				-

CURRENT TOTAL OF ALL PAYMENTS:					Total Month

$16,466.55

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

		Period Ending:	November 30, 2009

				Case No:	09-08254 (SWD)

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession.

Name:	William Deneau		Capacity:		Shareholder
Officer
				X	Director
				X	Insider

Detailed Description of Duties:
Chief Executive Officer

Current Compensation Paid:					November 2009

-

Current Benefits Paid:					Total Month

	Health Insurance				-

	Life Insurance				N/A

	Retirement 401(k)				N/A

	Company Vehicle				N/A

	Travel				N/A

	Other Benefits				-
Co. Share FICA & Medic

	Total Benefits				-

Current Other Payments Paid:					Total Month

	Rent Paid				N/A

	Loans				N/A

	Other - Consulting Fee				5,000.00

	Other (Describe)				-

	Other (Describe)				-

	Total Other Payments				5,000.00

CURRENT TOTAL OF ALL PAYMENTS:					Total Month

5,000.00

Dated:	December 18, 2009		/s/ Sanford R. Edlein
Officer
Note: 401(k) Employer Matching Contribution suspended 6/1/09

FORM 6

SCHEDULE OF IN-FORCE INSURANCE
For Month Ended November 30, 2009
Case Name: Aurora Oil & Gas Corporation
Case Number: 09-08254 (SWD)

Insurance Type	Carrier/Agent	Expiration Date
Building & Personal Property	Federal Insurance Company (Chubb)	1/1/2010
Oilfield Lease Property	Federal Insurance Company (Chubb)	1/1/2010
Mobile Equipment	Federal Insurance Company (Chubb)	1/1/2010
General Liability	Federal Insurance Company (Chubb)	1/1/2010
Pollution Liability	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Primary	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Second Layer	Arch Insurance Group	1/1/2010
Umbrella - Third Layer	Federal Insurance Company (Chubb)	1/1/2010
Control of Well	Southwest Energy Underwriters (Lloyds)	1/1/2010
Auto	New Hampshire Insurance Co. (AIG)	1/1/2010
Workers Compensation	Insurance Company of the State of PA (AIG)	1/1/2010
Directors & Officers Liability - Primary	National Fire Insurance Co. of Pittsburgh, PA (AIG)	1/31/2010
Directors & Officers Liability - Excess	Federal Insurance Company (Chubb)	1/31/2010
Directors & Officers Liability (Runoff) - Primary	National Fire Insurance Co. of Pittsburgh, PA (AIG)	6 years from trigger date; has not yet been triggered
Directors & Officers Liability (Runoff) - Excess	Federal Insurance Company (Chubb)	6 years from trigger date; has not yet been triggered

Note:  Aurora Oil & Gas Corporation affirms that all necessary insurance coverages are in effect and all premium payments are current as of the ending date specified above.

FORM 7